UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2022

EMBECTA CORP.

(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-41186	87-1583942
(Commission File Number)	(IRS Employer Identification No.)

1 Becton Drive, Franklin Lakes, New Jersey	07417-1880
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 847-6880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EMBC	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On February 1, 2022, Becton, Dickinson and Company (“BD”) announced that its board of directors approved a distribution of 100% of the outstanding shares of common stock of Embecta Corp. (“Embecta”) to BD shareholders of record as of the close of business on March 22, 2022 (the “Spin-Off Distribution”). The Spin-Off Distribution is expected to be completed at 12:01 a.m., Eastern time, on April 1, 2022, subject to the satisfaction or waiver of the conditions to the Spin-Off Distribution described in Embecta’s registration statement on Form 10 filed with the U.S. Securities and Exchange Commission (as amended, the “Form 10 Registration Statement”).

On February 10, 2022, Embecta entered into an Indenture (the “Indenture”), by and between Embecta and U.S. Bank Trust Company, National Association, as trustee and as notes collateral agent, pursuant to which Embecta issued $500 million of 5.000% senior secured notes due 2030 (the “Senior Secured Notes”). The Senior Secured Notes were offered and sold to qualified institutional buyers in the United States pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons in reliance on Regulation S under the Securities Act.

The Senior Secured Notes will mature on February 15, 2030. The Senior Secured Notes will bear interest at a rate of 5.000% per annum, payable semi-annually.

The Senior Secured Notes will not be redeemable until after February 15, 2027, subject to certain limited exceptions. After February 15, 2027, the Senior Secured Notes will be redeemable at Embecta’s option in a customary manner and at the prices set forth therein.

Prior to the completion of the Spin-Off Distribution, the Senior Secured Notes will be unsecured, unsubordinated obligations of Embecta and guaranteed on an unsecured, unsubordinated basis solely by BD, which guarantee will automatically and unconditionally terminate and be released upon the earlier to occur of (i) the completion of the Spin-Off Distribution or (ii) the consummation of a defeasance or satisfaction and discharge in accordance with the provisions of the Indenture. From and after the completion of the Spin-Off Distribution, the Senior Secured Notes will be, jointly and severally, guaranteed by certain of Embecta’s existing and future direct or indirect wholly owned domestic restricted subsidiaries (subject to certain exceptions).

From and after the completion of the Spin-Off Distribution, the Senior Secured Notes and related guarantees will be secured by a first priority lien on substantially all of the assets of Embecta and its subsidiary guarantors (subject to permitted liens and certain other exceptions), equally and ratably with all existing and future first lien obligations of Embecta and the subsidiary guarantors.

The Senior Secured Notes contain customary affirmative and negative covenants, including among others, limitations on the incurrence of indebtedness, restricted payments, liens, restrictions on distributions from subsidiaries, sales of assets and subsidiary stock, affiliate transactions and certain mergers and consolidations.

The Senior Secured Notes are subject to customary events of default for financings of this type, including, among others, non-payment of principal, interest or premium, failure to comply with certain covenants and certain bankruptcy or insolvency events.

The Indenture and form of Senior Secured Note are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated in this Item 1.01 by reference. The foregoing descriptions of the Indenture and form of Senior Secured Note are qualified in their entirety by reference to the full text of such documents.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registration.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On February 10, 2022, the Form 10 Registration Statement was declared effective. The Form 10 Registration Statement includes a preliminary information statement that describes the Spin-Off Distribution and provides important information regarding Embecta’s business and management.

The final information statement, dated February 11, 2022 (the “Information Statement”), is attached hereto as Exhibit 99.1.

As further described in the Information Statement, BD expects to distribute one share of Embecta common stock for every five shares of BD common stock held as of the close of business on March 22, 2022. Subject to the satisfaction or waiver of the conditions to the Spin-Off Distribution, which are described in the Information Statement, the Spin-Off Distribution is expected to occur at 12:01 a.m., Eastern Time, on April 1, 2022.

Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

4.1	Indenture, dated February 10, 2022, by and between Embecta Corp. and U.S. Bank Trust Company, National Association, as trustee and as notes collateral agent

4.2	Form of 5.000% Senior Secured Note due February 15, 2030 (included as Exhibit A to the Indenture filed as Exhibit 4.1 hereto)

99.1	Information Statement of Embecta Corp., dated February 11, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2022	EMBECTA CORP.

	By:	/s/ Devdatt Kurdikar
Devdatt Kurdikar
President and Chief Executive Officer

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